Principal Funds, Inc.
Supplement dated July 31, 2023
to the Prospectus and Statement of Additional Information
both dated March 1, 2023
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR DIVERSIFIED INCOME FUND
On or about September 12, 2023, which timing may be influenced by market conditions and/or specific sub-advisor and portfolio logistics and trading, under The Sub-Advisors section, add the following to the alphabetical list of sub-advisors:
BlackRock Financial Management, Inc.
Additionally, on that date, under The Sub-Advisors section, add the following:
Sub-Sub Advisor
BlackRock International Limited

MANAGEMENT OF THE FUNDS
On or about September 12, 2023, which timing may be influenced by market conditions and/or specific sub-advisor and portfolio logistics and trading, under The Sub-Advisors, delete the Sub-Advisor: BlackRock Financial Management, Inc. section and replace with the following:

Sub-Advisor:
BlackRock Financial Management, Inc. (“BlackRock”), 50 Hudson Yards, New York, NY 10001, is a registered investment advisor organized in 1994. BlackRock and its affiliates manage investment company and other portfolio assets.

Sub-Sub-Advisor: BlackRock International Limited (“BIL”), Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland, is a registered investment advisor that was founded in 1995.
Fund(s):	Inflation Protection and a portion of Diversified Income

BlackRock and BIL, with PGI’s consent, have entered into a sub-sub-advisory agreement for the Inflation Protection Fund and a portion of the Diversified Income Fund. Under the agreement, BIL has agreed to carry out certain investment advisory obligations of BlackRock to manage the Inflation Protection Fund’s assets and a portion of the Diversified Income Fund’s assets. BlackRock will allocate to BIL a portion of the Inflation Protection Fund assets and a portion of the Diversified Income Fund assets it manages.

Chris Allen has been with BIL since 2009. He earned an M.A. degree in Mathematics from Oxford University. Mr. Allen has earned the right to use the Chartered Financial Analyst designation.
Akiva Dickstein has been with BlackRock since 2009. He earned a B.A. degree in Economics from Yale University and an M.A. degree in Physics from Princeton University.
David Rogal has been with BlackRock since 2009. He earned a B.A. degree in Economics and Biology from Cornell University in 2006.

The changes described below are being made to the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about September 12, 2023, which timing may be influenced by market conditions and/or specific sub-advisor and portfolio logistics and trading, under Investment Advisors, delete the Sub-Advisor: BlackRock Financial Management, Inc. section and replace with the following:

Sub-Advisor:	BlackRock Financial Management, Inc. (“BlackRock”) is an indirect wholly-owned subsidiary of BlackRock, Inc.
Sub-Sub-Advisor: BlackRock International Limited is an indirect wholly-owned subsidiary of BlackRock, Inc.
Fund(s):	Inflation Protection and a portion of Diversified Income

PURCHASE AND REDEMPTION OF SHARES
Under Exchanges Between Classes of Shares, delete the table under the first paragraph and replace with the following:

Exchange From Class	Exchange To Class
A	Institutional
C	A, Institutional
Institutional	A, C, R-6
R-6	Institutional

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